INVESTORS TITLE COMPANY ANNOUNCES FOURTH QUARTER 2006 RESULTS

Contact: Elizabeth B. Lewter
February 15, 2007
Telephone: (919) 968-2200
NASDAQ Symbol: ITIC

: ITIC

FOR IMMEDIATE RELEASE:

Chapel Hill, NC - J. Allen Fine, Chairman of Investors Title Company, announced that for the fourth quarter ended December 31 2006, the Company reported net income of $2,322,887, a decrease of 34.0% compared with $3,520,902 for the prior year period. Net income per diluted share equaled $0.91, a decrease of 33.1% compared with $1.36 per diluted share in the same period last year. Net premiums written decreased 12.1% to $16,198,574 and revenues decreased 9.3% to $19,633,913 compared with the prior year period.

For the year ended December 31, 2006, the Company reported net income of $13,185,434, a decrease of 0.8%, compared with $13,292,923 for the same period in 2005. Diluted earnings per share were $5.14, an increase of 0.8% compared with $5.10 for the same period in 2005. Net premiums written decreased 8.3% to $70,196,467 and revenues decreased 3.6% to $84,661,716 compared with the prior year.

Operating results in the fourth quarter are primarily a reflection of downward trends in home sales and mortgage lending. The decline in premiums written was partly offset by increases in investment income and revenue in the 1031 exchange services segment. Operating expenses decreased 1.8% to $16,688,026 for the quarter compared with the prior year period primarily due to a decline in commissions paid to agents and a lower claims provision amount. Partially offsetting these decreases were higher compensation expenses and increases in office occupancy and operations expenses and professional and contract labor fees.

Chairman Fine added, “Overall we are pleased with our financial results for the final quarter and for the year as a whole. Revenues in our primary business are sensitive to the level of home sales and mortgage lending, which are highly cyclical businesses. After a five-year housing boom, the market was widely expected to slow during 2006. Although the market was down in most areas, our premium volume held up sufficiently during the year to allow us to continue to make investments in staff, infrastructure and technology in order to better position ourselves for growth over the market cycles of our industry.”

Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. The Company also provides services in connection with tax-deferred exchanges of like-kind property as well as investment management services to individuals, companies, banks and trusts.

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include any predictions regarding activity in the U.S. real estate market. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risks, uncertainties and other factors that could affect expectations, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

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Investors Title Company and Subsidiaries
Consolidated Statements of Income
December 31, 2006 and 2005 (Unaudited)

	For The Three Months Ended December 31		For The Twelve Months Ended December 31
	2006	2005	2006	2005
Revenues:
Underwriting income:
Premiums written	16,322,263	18,504,712	70,638,049	76,838,399
Less-premiums for reinsurance ceded	123,689	81,899	441,582	316,133
Net premiums written	16,198,574	18,422,813	70,196,467	76,522,266
Investment income-interest and dividends	1,261,430	961,784	4,326,335	3,335,767
Net realized gain on sales of investments	62,531	29,511	551,058	119,015
Exchange services revenue	1,438,946	1,271,015	5,980,027	4,543,049
Other	672,432	961,791	3,607,829	3,343,781
Total	19,633,913	21,646,914	84,661,716	87,863,878

Operating Expenses:
Commissions to agents	6,345,920	7,259,076	26,714,784	30,309,405
Provision for claims	1,526,619	1,810,298	7,405,211	8,164,783
Salaries, employee benefits and payroll taxes	5,156,870	4,815,158	19,981,166	19,136,098
Office occupancy and operations	1,693,621	1,358,190	5,672,275	5,080,829
Business development	680,594	590,151	2,302,739	2,073,518
Filing fees and taxes, other than payroll and income	83,134	136,246	576,733	523,464
Premium and retaliatory taxes	281,389	352,130	1,348,850	1,556,529
Professional and contract labor fees	754,305	475,755	2,633,948	1,937,233
Other	165,574	201,008	696,576	499,096
Total	16,688,026	16,998,012	67,332,282	69,280,955

Income Before Income Taxes	2,945,887	4,648,902	17,329,434	18,582,923

Provision For Income Taxes	623,000	1,128,000	4,144,000	5,290,000

Net Income	2,322,887	3,520,902	13,185,434	13,292,923

Basic Earnings Per Common Share	0.93	1.38	5.22	5.19

Weighted Average Shares Outstanding - Basic	2,507,062	2,554,935	2,527,927	2,560,418

Diluted Earnings Per Common Share	0.91	1.36	5.14	5.10

Weighted Average Shares Outstanding - Diluted	2,546,638	2,596,541	2,564,216	2,607,633

Investors Title Company and Subsidiaries
Consolidated Balance Sheets
As of December 31, 2006 and 2005
(Unaudited)

	December 31, 2006	December 31, 2005
Assets
Cash and cash equivalents	$3,458,432	$14,608,481

Investments in securities:
Fixed maturities:
Held-to-maturity, at amortized cost	1,195,617	1,648,708
Available-for-sale, at fair value	101,954,292	75,472,342
Equity securities, available-for-sale at fair value	12,495,923	9,437,678
Short term investments	4,460,911	7,257,734
Other investments	1,473,303	1,336,111
Total investments	121,580,046	95,152,573

Premiums and fees receivable, net	6,582,237	7,818,558
Accrued interest and dividends	1,336,790	1,010,198
Prepaid expenses and other assets	1,590,835	1,592,326
Property acquired in settlement of claims	303,538	359,980
Property, net	6,134,304	5,466,765
Deferred income taxes, net	2,530,196	2,462,647

Total Assets	$143,516,378	$128,471,528

Liabilities and Stockholders' Equity
Liabilities:
Reserves for claims	$36,906,000	$34,857,000
Accounts payable and accrued liabilities	10,537,992	7,928,384
Commissions and reinsurance payables	470,468	442,098
Current income taxes payable	326,255	946,790
Total liabilities	48,240,715	44,174,272

Stockholders' Equity:
Common stock - no par value (shares authorized 10,000,000;
2,507,325 and 2,549,434 shares issued and outstanding 2006 and 2005, respectively, excluding 291,676 and 297,783 shares 2006 and 2005,
respectively, of common stock held by the Company's subsidiary)	1	1
Retained earnings	92,134,608	81,477,022
Accumulated other comprehensive income	3,141,054	2,820,233
Total stockholders' equity	95,275,663	84,297,256

Total Liabilities and Stockholders' Equity	$143,516,378	$128,471,528

Investors Title Company and Subsidiaries
Net Premiums Written By State
December 31, 2006 and 2005
(Unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	December 31		December 31
State	2006	2005	2006	2005
Illinois	296,172	264,832	1,115,890	1,000,273
Kentucky	516,328	513,753	2,292,194	2,115,579
Maryland	406,643	422,875	1,532,915	1,754,867
Michigan	904,443	976,655	3,488,984	4,591,639
Minnesota	212,676	319,513	1,055,214	1,076,155
New York	621,105	889,671	2,436,563	3,248,635
North Carolina	7,800,561	8,792,267	35,200,769	36,269,649
Pennsylvania	372,610	399,762	1,472,615	1,687,410
South Carolina	2,193,201	1,874,160	7,177,871	7,011,099
Tennessee	499,367	701,180	2,466,956	2,767,576
Virginia	1,647,374	1,708,028	6,734,698	7,740,671
West Virginia	458,605	505,804	2,132,330	2,246,142
Other States	379,179	1,129,282	3,508,892	5,307,728
Direct Premiums	16,308,264	18,497,782	70,615,891	76,817,423
Reinsurance Assumed	13,999	6,930	22,158	20,976
Reinsurance Ceded	(123,689)	(81,899)	(441,582)	(316,133)
Net Premiums Written	$16,198,574	$18,422,813	$70,196,467	$76,522,266

Investors Title Company and Subsidiaries
Net Premiums Written By Branch and Agency
December 31, 2006 and 2005
(Unaudited)

	For The Three Months Ended				For The Twelve Months Ended
	December 31				December 31
	2006	%	2005	%	2006	%	2005	%
Branch	$ 7,033,319	43	$ 8,090,934	44	$ 32,366,365	46	$ 34,108,923	45

Agency	$ 9,165,255	57	10,331,879	56	37,830,102	54	42,413,343	55

Total	$ 16,198,574	100	$ 18,422,813	100	$ 70,196,467	100	$ 76,522,266	100